UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):    October 31, 2023
BENSON HILL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39835	85-3374823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1001 North Warson Rd.
St. Louis, Missouri 63132
(Address of principal executive offices)
(314) 222-8218
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.0001 par value	BHIL	The New York Stock Exchange
Warrants exercisable for one share of common stock at an exercise price of $11.50	BHIL WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement.
Asset Purchase Agreement
On October 31, 2023, Benson Hill Ingredients, LLC (“Ingredients”), a wholly-owned subsidiary of Benson Hill, Inc. (“Benson Hill” and, with Ingredients, “we,” “us,” “our,” or the “Company”) entered into an asset purchase agreement (the “Asset Purchase Agreement”) with White River Soy Processing, LLC (“White River”), pursuant to which, among other things, on October 31, 2023 (the “Closing”) Ingredients sold to White River the Company’s soybean processing facility located in Seymour, Indiana (the “Facility”), together with certain related assets, for approximately $36 million of total gross proceeds, subject to certain adjustments, including an adjustment for inventory and other working capital (the “Purchase Price”).
Upon Closing, $1.7 million of the Purchase Price (the “Holdback”) was held back by White River. The Holdback may be used by White River to satisfy certain Adverse Consequences (as such term is defined in the Asset Purchase Agreement, the “Adverse Consequences”) subject to the indemnification provisions of the Asset Purchase Agreement. The Holdback, less any amounts due to White River under the terms of the Asset Purchase Agreement, shall be paid to us following the 12-month anniversary of the Closing.
The Asset Purchase Agreement contains customary indemnification provisions, pursuant to which White River indemnifies and holds Ingredients harmless against certain Adverse Consequences and Ingredients indemnifies and holds White River harmless against certain Adverse Consequences. The Asset Purchase Agreement also contains customary representations and warranties.
The Asset Purchase Agreement contains certain restrictive covenants applicable to Ingredients, including among other things that, (i) during the 2-year period immediately following the Closing, Ingredients shall not solicit, employ or retain as consultant certain employees employed by White River, and (ii) during the 5-year period following the Closing, Ingredients shall not operate any soybean processing facility within the Restricted Territory (as such term is defined in the Asset Purchase Agreement). The Asset Purchase Agreement also contains a covenant requiring the parties to the Asset Purchase Agreement to act in good faith to continue to negotiate and finalize a Grain Supply and License Agreement following the Closing.
On October 31, 2023, in connection with the Asset Purchase Agreement, Benson Hill entered into a Transitional Administrative Services Agreement with White River, pursuant to which, among other things, White River has agreed to retain Benson Hill to provide certain administrative support services to White River for a 6-month period.
The foregoing description of the Asset Purchase Agreement does not purport to be complete and is subject to and qualified in its entirety by the full text of the Asset Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Factual Information
The Asset Purchase Agreement has been included to provide investors with information regarding their respective terms. It is not intended to provide any other factual information about Benson Hill or any of its subsidiaries or affiliates, or to modify or supplement any factual disclosures about Benson Hill included in its public reports filed with the SEC. The Asset Purchase Agreement contains representations, warranties and covenants of Benson Hill that were made only for purposes of the Asset Purchase Agreement, as of specific dates, were solely for the benefit of the parties to the Asset Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Asset Purchase Agreement, instead of establishing these matters as facts, and may be subject to standards of materiality that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Benson Hill or its subsidiaries or affiliates. Investors should read the Asset Purchase Agreement together with the other information concerning Benson Hill that Benson Hill files in reports and statements with the Securities and Exchange Commission (the “SEC”) which are available on the SEC’s website at www.sec.gov.
Fourth Amendment to Loan Documents
The information contained in Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On October 31, 2023 (the “Amendment Date”), the Company and certain of its directly or indirectly wholly-owned subsidiaries (the Company and such subsidiaries are each individually referred to as a “Borrower” and are all collectively referred to as the “Borrowers”), entered into a Fourth Amendment to Loan Documents (the “Fourth Amendment”) with Avenue Capital Management II, L.P., as administrative agent and collateral agent (the “Agent”); and certain affiliates of the Agent (each such affiliate individually referred to as a “Lender” and all collectively as the “Lenders”). The Fourth Amendment amends the Loan and Security Agreement among the Borrowers, the Lenders, and the Agent entered into December 29, 2021 (as amended, restated, or supplemented from time to time, the “Loan Agreement”), which was previously filed as Exhibit 10.1 to the Current Report on Form 8-K filed on January 4, 2022 (the “January 2022 8-K”), as previously amended pursuant to (i) the Joinder and First Amendment to Loan Documents previously filed as Exhibit 10.1 to the Current Report on Form 8-K filed on July 7, 2022 (the “July 2022 8-K”), (ii) the Second Amendment to Loan Documents previously filed as Exhibit 10.1 to the Current Report on Form 8-K filed on November 10, 2022 (the “November 2022 8-K”), and (iii) the Third Amendment to Loan Documents previously filed as Exhibit 10.32 to the Annual Report on Form 10-K filed on March 16, 2022 (the “Fiscal Year 2022 10-K” and, collectively with the January 2022 8-K, July 2022 8-K, and the November 2022 8-K, the “Filings”).
Pursuant to the Fourth Amendment, among other things:
•The “Maturity Date” under the Loan was brought forward to March 1, 2024.
•The “Prepayment Fee” under the Loan was changed to be equal to 1% of any prepayment of Loans (as defined in the Loan Agreement) for any prepayments made prior to January 14, 2024.
•The “Final Payment” under the Loan was increased by 500 basis points.
•Within one business day after the closing of certain sales of the Company’s equity securities, Borrowers must pay as a prepayment the lesser of (i) 100% of the net closing proceeds or (ii) the outstanding principal of the Obligations (as defined in the Loan Agreement).
•Within one business day of the closing under certain asset sales, Borrowers must pay as a prepayment the net closing proceeds from such asset sales.
•Within one business day of either November 15, 2023 or the closing under certain asset sales, Borrowers must pay as a prepayment the lesser of (i) all cash in the Blocked Account (as defined in the Loan Agreement) or (ii) the outstanding principal and pro rata portion of fees due under the Loan Agreement.
•The covenant of the Borrowers to maintain at all times an RML equal to or greater than four or six months, depending on the terms and conditions of the Loan Agreement, will be removed effective upon Lender’s receipt of the net closing proceeds from certain asset sales and all cash in the Blocked Account, and following such removal the Borrowers are instead required to maintain $20,000,000 of unrestricted cash at all times.

•The Warrants (as such term is defined in the Loan Agreement) must be repriced based on the trailing 5-day VWAP immediately prior to the date of the Fourth Amendment.
The other material terms of the Loan Agreement remain effective as described in the Filings. The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Fourth Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K, the text of the Loan Agreement, which was previously filed as Exhibit 10.1 to the January 2022 8-K; the Joinder and First Amendment to Loan Documents, which was previously filed as Exhibit 10.1 to the July 2022 8-K; the Second Amendment to Loan Documents, which was previously filed as Exhibit 10.1 to the November 2022 8-K; and the Third Amendment, which was previously filed as Exhibit 10.32 to the Fiscal Year 2022 Form 10-K, all of which are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed, on June 15, 2023, the Company’s Board of Directors (the “Board”) appointed Adrienne Elsner as the Company’s Interim Chief Executive Officer.
Effective October 31, 2023, the Board appointed Ms. Elsner as the Company’s Chief Executive Officer. A summary of Ms. Elsner's biographical and business experience can be found under Item 5.02(c) in the Company's Current Report on Form 8-K filed with Securities and Exchange Commission on June 16, 2023, which summary is incorporated by reference in this Item 5.02.

Item 7.01	Regulation FD Disclosure.
Asset Purchase Agreement Press Release
On October 31, 2023, the Company issued a press release related to the Asset Purchase Agreement disclosed in Item 1.01 of this Current Report on Form 8-K (the “Asset Purchase Press Release”). A copy of the Asset Purchase Press Release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.
Investor Press Release and Presentation
On October 31, 2023, the Company issued a press release relating to strengthening its financial position and shifting to an asset-light business model (the “Investor Press Release”). A copy of the Investor Press Release is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety by reference.
On October 31, 2023, the Company posted an investor presentation to its website at https://bensonhill.com/investors/ (the “Investor Presentation”). A copy of the Investor Presentation is attached hereto as Exhibit 99.3 and is incorporated herein in its entirety by reference.
Limitation on Incorporation by Reference. The information furnished in this Item 7.01, including each of the Asset Purchase Press Release and the Investor Press Release attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and the Investor Presentation attached hereto as Exhibit 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in each of the Asset Purchase Press Release and the Investor Press Release attached hereto as Exhibit 99.1 and

Exhibit 99.2, respectively, and the Investor Presentation attached as Exhibit 99.3, the Asset Purchase Press Release, the Investor Press Release, and the Investor Presentation contain forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the Asset Purchase Press Release, the Investor Press Release and the Investor Presentation, respectively, regarding these forward-looking statements.
Cautionary Note Regarding Forward-Looking Statements
Certain statements made in this Current Report on Form 8-K may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance and may be identified by words such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” or similar words. These forward-looking statements are based upon assumptions made by the Company as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements include, among other things, statements regarding the covenants and other terms of the Asset Purchase Agreement and the Fourth Amendment. Factors that may cause actual results to differ materially from current expectations and guidance include, but are not limited to, risks associated with realizing the benefits of the transactions contemplated by the Asset Purchase Agreement, the successful implementation of the Company’s liquidity improvement plan, the risk of default under the Loan Agreement, the risks that the covenants contained in the Asset Purchase Agreement and the Fourth Amendment will not be complied with by the parties thereto, and the risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in our filings with the SEC, which are available on the SEC’s website at www.sec.gov. Nothing in this Current Report on Form 8-K should be regarded as a representation that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. There may be additional risks about which the Company is presently unaware or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The reader should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any duty to update these forward-looking statements, except as otherwise required by law.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1†	Asset Purchase Agreement by and between White River Soy Processing, LLC and Benson Hill Ingredients, LLC, dated October 31, 2023
10.2	Fourth Amendment to Loan Documents, dated October 31, 2023, by and among the Company, certain of the Company’s direct and indirect wholly-owned subsidiaries, the Agent and the Lenders
99.1	Asset Purchase Agreement Press Release, dated October 31, 2023
99.2	Investor Press Release, dated October 31, 2023
99.3	Investor Presentation, dated October 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
†    Portions of this exhibit have been omitted in compliance with Regulation S-K Items 601(a)(5) and 601(b)(1)(iv). The registrant undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENSON HILL, INC.

By:	/s/ Dean Freeman
Name: Dean Freeman
Title: Chief Financial Officer
Date: October 31, 2023